a d v a n c e   r e l e n t l e s s l y ®

January 31, 2008

Fourth-Quarter and Full-Year 2007
Results/2008 Financial Outlook

Exhibit 99.2

Agenda

Fourth-Quarter and Full-Year 2007 Results/
2008 Financial Outlook

Matt Simoncini, SVP and Chief Financial Officer

Strategic Objectives / Electrical and Electronic
Business Review

Dan Ninivaggi, Executive Vice President

Business Assessment and Outlook

Jim Vandenberghe, Vice Chairman

Q and A Session

Fourth-Quarter and
Full-Year 2007 Results/
2008 Financial Outlook

2007 Results – Core Businesses
Financial Highlights*

Fourth-Quarter 2007

Net sales of $3.9 billion, up 6%

Core operating earnings of $179 million, up 11%

Free cash flow of $171 million

Full-Year 2007

Net sales of $15.3 billion, up 5%

Core operating earnings of $749 million, up 34%

Free cash flow of $434 million – best since 2003

Increased total Asian sales by 31% to $2.9 billion

Aggressive actions implemented to improve our cost structure

*

Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business.  Pretax income for the fourth-quarter and full-year 2007 was $45.1 million and $331.4 million, respectively.  Free cash flow represents net cash provided by operating activities before net change in sold accounts receivable, less capital expenditures.  Net cash provided by operating activities for the fourth-quarter and full-year 2007 was $157.4 million and $466.9 million, respectively.  Total Asian sales includes consolidated and non-consolidated sales.  Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

2007 Results
Fourth Quarter Industry Environment

Fourth Quarter

Fourth Quarter

2007

2007 vs. 2006

North American Production

Industry

3.6 mil

up 1%

Domestic Three

2.3 mil

down 2%

Lear’s Top 15 Platforms

1.0 mil

down 7%

European Production

Industry

5.0 mil

up 5%

Lear's Top 5 Customers

2.6 mil

up 4%

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

up 3%

down 5%

Copper

down 5%

up 2%

Crude Oil

up 21%

up 52%

2007 Results
Fourth Quarter Reported Financials

[in millions, except net income (loss) per share]

Fourth

Quarter 2007

Fourth

Quarter 2006

4Q '07

B/(W) 4Q '06

Net Sales

$3,859.0

$4,280.5

($421.5)

Income Before Interest, Other (Income)

Expense and Income Taxes*

$86.6

$84.8

$1.8

Pretax Income (Loss)

$45.1

($635.9)

$681.0

Net Income (Loss)

$27.0

($645.0)

$672.0

Net Income (Loss) Per Share

$0.34

($8.90)

$9.24

SG&A % of Net Sales

3.8%

3.6%

(0.2)

pts.

Interest Expense

$48.9

$52.3

$3.4

Depreciation / Amortization

$76.0

$92.8

$16.8

Other (Income) Expense, Net

($10.3)

$61.1

$71.4

*       Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

2007 Results
Fourth Quarter Restructuring/Special Items*

(in millions)

Reported Results

2007 Total Company

$         86.6

Reported Results Include the Following Items:

COGS

SG&A

Costs related to restructuring actions

$         93.9

90.4

$

3.5

$

Costs related to merger transaction

            (1.9)

          -

(1.9)

2007 Core Operating Earnings

178.6

$

2006 Core Operating Earnings

161.1

$

Income Statement Category

Fourth Quarter

Income Before Interest,

Other (Income) Expense

and Income Taxes

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

2007 Results
Fourth Quarter Net Sales Changes and Margin Impact

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

Platform Mix / Net Pricing

$       (178)

Negative

Unfavorable platform mix, primarily in

North America

Global New Business

         156

Positive

Primarily outside of North America (Saturn

Vue - seating, Nissan Qashqai - seating

and electrical, Hyundai Veracruz - seating

and electrical)

F/X Translation

         246

Neutral

Euro up 12%, Canadian dollar up 16%

Acquisition / Divestiture

        (646)

Positive

Divestiture of Interior business

Performance

Positive

Favorable operating performance in core

businesses, including benefits from

restructuring actions and efficiency actions

2007 Results – Seating Systems
Fourth Quarter and Full Year Performance*

5.6%

7.0%

Full Year

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Fourth Quarter

6.7%

6.7%

Q4 2006                                          Q4 2007

(in millions)

Sales

Earnings**

Adj. Earnings**

$2,903.2                                          $3,066.0

$   181.0                                           $   141.6

$   194.9                                           $   206.7

2006                                     2007

(in millions)

Sales

Earnings**

Adj. Earnings**

$11,624.8                         $12,206.1

$     604.0                                        $     758.7

$     645.7                                        $     850.3

**   Reported segment earnings represents income before interest, other expense and income taxes; adjusted earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Adjusted Seating Segment Margins

2007 Results – Electrical and Electronic
Fourth Quarter and Full Year Performance*

Full Year

4.9%

3.6%

2.4%

2.7%

Q4 2006

Q4 2007

Fourth Quarter

*   Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

2006                                     2007

(in millions)

Sales

Earnings**

Adj. Earnings**

$ 739.3                               $ 793.0

$   (5.1)                                             $   (4.2)

$   17.7                                              $   21.1

(in millions)

Sales

Earnings**

Adj. Earnings**

$2,996.9                            $3,100.0

$   102.5                                           $     40.8

$   147.3                                           $   111.0

**   Reported segment earnings represents income (loss) before interest, other expense and income taxes; adjusted earnings represents reported segment earnings adjusted for restructuring costs and other special items.

Adjusted Electrical and Electronic Segment Margins

2007 Results
Fourth Quarter and Full Year Free Cash Flow*

*    Free cash flow represents net cash provided by operating activities ($157.4 million for the three months and $466.9 million for the twelve months ended 12/31/07) before net change in sold accounts receivable ($101.6 million for the three months and $168.9 million for the twelve months ended 12/31/07) (Cash from Operations), less capital expenditures.  Please see slides titled “Non-GAAP Financial
     Information” at the end of this presentation for further information.

Fourth

Quarter 2007

Full Year

2007

Net Income

$            27.0

$          241.5

Depreciation / Amortization

               76.0

             296.9

Working Capital / Other

             156.0

               97.4

Cash from Operations

$          259.0

$          635.8

Capital Expenditures

             (88.1)

           (202.2)

Free Cash Flow

$          170.9

$          433.6

(in millions)

2008 Outlook
Full-Year Production Assumptions*

Full-Year

Change from

2008 Outlook

Prior Year

North American Production

Total Industry

~

~14.4 mil

down 4%

Domestic Three

~

~8.6 mil

down 9%

Lear’s Top 15 Platforms

~

~3.6 mil

down 12%

European Production

Total Industry

~

~20.1 mil

flat

Lear’s Top 5 Customers

~

~10.0 mil

down 2%

Euro

$1.45 / Euro

up 6%

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

2008 Outlook
Full-Year Financial Forecast*

                                         2008 Full-Year

Financial Forecast

Net Sales

˜ $15 billion

˜

Core Operating Earnings

$660 to $700 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$185 to $195 million

Pretax Income

$430 to $470 million

before restructuring costs

and other special items

Estimated Tax Expense

˜ $135 million

**

˜

Pretax Restructuring Costs

˜ $100 million

˜

Capital Spending

  $255 to $275 million

Depreciation and Amortization

˜ $300 million

˜

Free Cash Flow

˜ $250 million or more

˜

*  Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

**  Subject to actual mix of earnings by country.

Sales Backlog Update*

2008 – 2010 Sales Backlog**

(in millions)

  Composition of Sales Backlog**

*    For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled “Forward-Looking
     Statements” at the end of this presentation.

**  Consolidated sales only.

2008 – 2010 Non-Consolidated Backlog ~$300M

By Product:

Seating --  $205M

Electrical and Electronic -- $435M

By Region:

North America -- $(290)M

Europe --  $550M

Asia -- $280M

South America --  $100M

By Customer Type:

Domestic -- $(450)M

European -- $660M

Asia / Asian OEM -- $430M

~ $640

~

~ $330

~

~ $60

~

~ $250

~

2010

2009

2008

2008-2010

Strategic Objectives /
Electrical and Electronic
Business Review

Strategic Objectives*

#1 market position in North America, Europe, China and India

Well-diversified sales mix – balanced customer, market and
platform representation

Selectively increased vertical integration in key components

Technology/technical solution leader in all key areas of
seating development and manufacturing

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Among top-tier wire harness suppliers globally

Diversified customer mix

Lowest-cost footprint

Technical expertise in high-voltage/low-voltage power distribution architectures and system integration

Leadership Position in Seating

Achieve Critical Scale in Electrical Distribution

Grow Related Electronics

Leverage industry-leading junction box, wireless and related electronic technology to substantially increase global sales

Electrical and Electronic
History and Business Profile

Sources: CSM Worldwide survey data / Lear estimates (based on independent suppliers)

Acquired from United Technologies in 1999

Present global sales of $3.1 billion

Electrical Distribution

$2.2 billion

Electronics

$0.9 billion

Electrical Distribution Systems

Business Profile

Electronic Products

Among leaders in wire harnesses:

#3 in North America

#4 in Europe

Proprietary terminals and connectors

Portfolio of hybrid electrical components

Leader in junction box technology

Niche player in electronic modules,
wireless products, premium audio/video
systems and tire pressure monitoring systems

Electrical and Electronic
Market Environment – Electrical Distribution

Highly competitive segment, presently
undergoing major restructuring and
consolidation

Global scale and low-cost footprint are
critical success factors

Market share and margin pressure as
top three wire harness suppliers expand
and defend their global positions

Leoni recently acquired Valeo’s wire
harness business

Electronic components business highly
fragmented and technology driven

1.

Yazaki

2.

Delphi

3.

Sumitomo

4.

Lear

5.

Leoni

Top-Five Wire Harness
Suppliers

Source:  CSM Worldwide survey

                    data and Lear estimates

Electrical and Electronic
Market Opportunity*

External Factors

Power and signal distribution is a critical system in improving vehicle functionality

Consumer demand for electronic content in vehicles is
continuing to increase

Emerging powertrain technologies (e.g., hybrid, fuel cell, etc.)
driving new high-content and high-voltage architectures

Lear Advantages

Existing customer relationships with all major automakers

Low-cost global footprint in electrical distribution

Technical capabilities in power and signal distribution

Expertise in overall system architecture and integration

Ability to adapt technologies into automotive applications

Solid Opportunity To Increase Shareholder Value

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Electrical and Electronic
Lear’s Improvement Plan*

Increase Global Scale

Sales backlog of $435 million through 2010; significant opportunity for sales growth and diversification:

Pursue leadership position in wire harnesses

Scale industry-leading products globally (e.g., smart junction boxes)

Expand wireless products to Europe and Asia

Grow terminals and connectors

Participate in hybrid electrical growth

Continue rapid growth in Asia-Pacific region

Evaluate consolidation opportunities

Improve Cost Structure

Continue to expand low-cost engineering capabilities

Next low-cost phase is electronic components (3 new facilities in
2008 – Mexico, Eastern Europe and China)

Improved capacity utilization and cost absorption as new business comes on-line

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Electrical and Electronic
Business Assessment by Region*

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

North America [return to positive]

Presently underperforming, reflecting several lost programs and ongoing transition of electronic components to low-cost countries

Sales backlog of $280 million coming on-line with further opportunity

Restructuring savings to increase in 2008 and beyond

Increased sourcing of low-cost components and engineering

Modest U.S. industry recovery

Europe [margin improves]

Sales backlog of $125 million coming on-line

Additional growth opportunities

Further improvement of low-cost footprint

Asia [profitable growth]

Continued solid performance, led by growth in China

Further leverage low-cost Asian footprint

Electrical and Electronic
Outlook for Business*

Significant new business coming on-line

Competitive low-cost footprint globally

Improved customer and geographic representation

Increased scale in electrical distribution, smart junction
boxes, wireless products and other electronic
components

Strong, complementary business to seating

Focus On Profitable Growth

* Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Business Assessment
and Outlook

Business Assessment

Lear has implemented a number of significant actions to
reposition its business for future success and improved
shareholder value

Despite challenging business conditions, we are continuing
to improve our financial results and strengthen our balance
sheet

We are continuing to diversify our global sales – last year,
55% of our revenue was generated outside of North America

Priority focus on delivering superior quality and customer
service continues

Seating business is performing well; actions are being
implemented to improve the Electrical and Electronic
business

Net Sales*

*

Excludes Interior business:

     - 2005 -- $3.1 billion

     - 2006 -- $3.2 billion

     - 2007 -- $0.7 billion

(in billions)

$14.0

$14.6

$15.3

2005

2006

2007

$749

$558

$401

2005

2006

2007

(in millions)

Core Operating Earnings*

Since 2005, Lear Has . . .
Improved Net Sales And Core Operating Earnings**

*  Excludes Interior business:

     - 2005 -- $(77) million

     - 2006 -- $(161) million

     - 2007 -- $16 million

**  Core operating earnings represents income before interest, other expense, income taxes, restructuring costs and other special items, excluding the divested Interior business.  Pretax income (loss) was ($1,187.2) million, ($655.5) million and $331.4 million in 2005, 2006 and 2007, respectively.
     Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

Restored Free Cash Flow and
Strengthened Our Balance Sheet*

Net Debt**

(in billions)

Cash Balance

(in millions)

$434

$116

($419)

$601

$503

$197

12/31/2005

12/31/2006

12/31/2007

$406

$256

$104

12/31/2005

12/31/2006

12/31/2007

$2.5

$2.3

$2.0

12/31/2007

12/31/2006

12/31/2005

ABS and Factoring Balances

(in millions)

*    Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

**   Net debt represents total debt plus utilization under the Company’s securitization and factoring facilities, less cash and cash equivalents.  Total reported debt was
      $2,275.9 million, $2,499.4 million and $2,454.6 million as of December 31, 2005, 2006 and 2007, respectively.  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  Net cash provided by operating activities was $560.8, $285.3 million and $466.9 million for the years ended December 31, 2005, 2006 and 2007, respectively.

2005

2006

2007

Free Cash Flow**

(in millions)

North America

45%

Europe

43%

Rest of World

12%

Europe

36%

North America

55%

Geographic

Continuing To Diversify Our Sales Mix

Classic Ford & GM
47%

All Other
   53%

Saab, Volvo,

Jaguar and Land Rover

7%

Classic Ford & GM

42%

Customer

2006

2007

Rest of World

9%

Chrysler 6%

BMW

Fiat

PSA

VW

Daimler

Hyundai

Mazda

Nissan

Toyota

Renault

Porsche

All Other

Summary and Outlook*

2007 represents second consecutive year of financial improvement:

Net sales in core business of $15.3 billion, up 5%

Core operating earnings of $749 million, up 34%

Free cash flow of $434 million – best since 2003

No significant near-term debt maturities

Business structure improvements being aggressively implemented to improve long-term competitiveness:

Divested Interior business; retained minority interest

Aggressive actions to improve cost structure since 2005

Expanding in Asia-Pacific and growing Asian sales globally

Implementing actions to profitably grow our Electrical and Electronic business

2008 outlook solid, despite sharply lower N.A. production

Longer-term financial outlook continues to be positive

*   Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding “income before interest, other (income) expense and income taxes,” “income before interest, other (income) expense, income taxes, restructuring costs and other special items, excluding the divested Interior business” (core operating earnings), “pretax income before restructuring costs and other special items,”  “free cash flow” and “net debt” (each, a non-GAAP financial measure).
Other (income) expense includes, among other things, state and local non-income taxes, foreign exchange gains and losses, fees associated with the
Company’s asset-backed securitization and factoring facilities, minority interests in consolidated subsidiaries, equity in net income of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.  Net debt represents total debt plus utilization under the Company’s securitization and factoring facilities, less cash and cash equivalents.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the
Company’s financial position and results of operations.  In particular, management believes that income before interest, other (income) expense and income taxes, core operating earnings and pretax income before restructuring costs and other special items are useful measures in assessing the
Company’s financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the
Company's core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the
Company’s ability to service and repay its debt.  Management believes that net debt provides useful information regarding the Company’s financial condition.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Income before interest, other (income) expense and income taxes, core operating earnings, pretax income before restructuring costs and other special items, free cash flow and net debt should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by operating activities, total debt or other balance sheet, income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items, other (income) expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information

Non-GAAP Financial Information
Core Operating Earnings

Three Months Ended

Full Year

(in millions)

Q4 2007

Q4 2006

2007

2006

2005

Pretax income (loss)

$         45.1

$       (635.9)

$       331.4

$       (655.5)

$   (1,187.2)

Divestiture of Interior business

             2.9

          607.3

           10.7

          636.0

                  -

Interest expense

           48.9

            52.3

         199.2

          209.8

          183.2

Other (income) expense, net *

          (10.3)

            61.1

           32.5

            87.8

            96.6

Income (loss) before interest, other (income)

expense and income taxes

$         86.6

$          84.8

$       573.8

$        278.1

$       (907.4)

Costs related to divestiture (COS and SG&A)

                 -

                  -

           10.0

                  -

                  -

Costs related to restructuring actions

           93.9

            44.0

         181.8

          105.6

          106.3

Costs related to merger transaction

            (1.9)

                  -

           34.9

                  -

                  -

U.S. salaried plan curtailment gain

                 -

                  -

          (36.4)

                  -

                  -

Goodwill and fixed asset impairment charges

                 -

              0.8

                 -

            12.9

        1,095.1

Litigation charges

                 -

                 -

                 -

                  -

             30.5

Income before interest, other (income)

expense, income taxes, restructuring costs

and other special items

178.6

$

129.6

$

764.1

$

396.6

$

324.5

$

Less: Interior business

   -

31.5

(15.6)

161.2

76.5

Income before interest, other (income) expense,

income taxes, restructuring costs and other

special items, excluding the divested

Interior business

$       178.6

$        161.1

$       748.5

$        557.8

$        401.0

(core operating earnings)

* Includes minority interests in consolidated subsidiaries and equity in net income of affiliates.

Non-GAAP Financial Information
Segment Earnings Reconciliation

Three Months

Full Year

(in millions)

Q4 2007

Q4 2006

2007

2006

Seating

$         141.6

$          181.0

$         758.7

$         604.0

Electrical and electronic

              (4.2)

               (5.1)

             40.8

           102.5

Interior

                   -

             (34.2)

               8.2

          (183.8)

Segment earnings

            137.4

             141.7

           807.7

           522.7

Corporate and geographic

headquarters and elimination of

intercompany activity

             (50.8)

             (56.9)

          (233.9)

          (241.7)

Income before goodwill impairment

charges, interest, other (income)

expense and income taxes

$           86.6

$            84.8

$         573.8

$         281.0

Goodwill impairment charges

                    -

                    -

                   -

               2.9

Divestiture of Interior business

                2.9

            607.3

             10.7

           636.0

Interest expense

              48.9

              52.3

           199.2

           209.8

Other (income) expense, net

             (10.3)

              61.1

             32.5

             87.8

Pretax income (loss)

$            45.1

$         (635.9)

$         331.4

$       (655.5)

Non-GAAP Financial Information
Adjusted Segment Earnings

Three Months Q4 2007

Three Months Q4 2006

Electrical and

Electrical and

(in millions)

Seating

Electronic

Seating

Electronic

Sales

3,066.0

$

793.0

$

2,903.2

$

739.3

$

Segment earnings

141.6

$

(4.2)

$

181.0

$

(5.1)

$

Costs related to restructuring actions

65.1

25.3

13.9

22.8

Adjusted segment earnings

206.7

$

21.1

$

194.9

$

17.7

$

Full Year 2007

Full Year 2006

Electrical and

Electrical and

Seating

Electronic

Seating

Electronic

Sales

12,206.1

$

3,100.0

$

11,624.8

$

2,996.9

$

Segment earnings

758.7

$

40.8

$

604.0

$

102.5

$

Costs related to restructuring actions

91.6

70.2

41.7

44.8

Litigation charges

-

-

-

-

Adjusted segment earnings

850.3

$

111.0

$

645.7

$

147.3

$

Non-GAAP Financial Information
Cash from Operations and Free Cash Flow

Three Months

(in millions)

Q4 2007

Full Year 2007

Full Year 2006

Full Year 2005

Net cash provided by operating activities

157.4

$

466.9

$

285.3

$

560.8

$

Net change in sold accounts receivable

101.6

168.9

178.0

(411.1)

Net cash provided by operating activities

before net change in sold accounts

receivable

(cash from operations)

259.0

635.8

463.3

149.7

Capital expenditures

(88.1)

(202.2)

(347.6)

(568.4)

Free cash flow

170.9

$

433.6

$

115.7

$

(418.7)

$

Non-GAAP Financial Information
Net Debt

December 31,

(in millions)

2007

2006

2005

Short-term borrowings

13.9

$

39.3

$

23.4

$

Current portion of long-term debt

96.1

25.6

9.4

Long-term debt

2,344.6

2,434.5

2,243.1

Total debt

2,454.6

2,499.4

2,275.9

Utilization under ABS and A/R factoring facilities

103.5

256.3

406.2

Cash and cash equivalents

(601.3)

(502.7)

(197.3)

Net debt

1,956.8

$

2,253.0

$

2,484.8

$

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
including statements regarding anticipated financial results and liquidity.  Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the
Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, changes in the Company’s current vehicle production estimates, the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the Company’s ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company’s warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the
Company’s key customers and suppliers, the cost and availability of raw materials and energy, the Company’s ability to mitigate any increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the Company’s ability to align its vendor payment terms with those of its customers and other risks described from time to time in the Company’s Securities and Exchange Commission filings.  In particular, the Company’s financial outlook for 2008 is based on several factors, including the Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.

This presentation also contains information on the Company’s sales backlog.  The Company’s incremental sales backlog reflects:
anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs.  The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs.  The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches.  Lear’s 2008 – 2010 sales backlog is based on an exchange rate of $1.45/per Euro and the following industry production assumptions: in North America, 14.4 million units in 2008 and 15 million thereafter and in Europe, 20.1 million units in 2008 and 20 million thereafter.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.